Exhibit 10.2
AMENDED AND RESTATED
GUARANTEE
made by
PEABODY ENERGY CORPORATION,
and certain of its Subsidiaries
in favor of
BANK OF AMERICA, N.A.,
as Administrative Agent
Dated as of September      , 2006

i

		Page

7.11	GOVERNING LAW	9
7.12	Submission To Jurisdiction; Waivers	9
7.13	Acknowledgements	9
7.14	WAIVER OF JURY TRIAL	10
7.15	Releases	10
7.16	Additional Guarantors	10
7.17	Foreign Currency	10
7.18	Conflict	10

Schedule 1	Notice Addresses of Guarantors

Annex 1	Form of Assumption Agreement

ii

AMENDED AND RESTATED
GUARANTEE
        AMENDED AND RESTATED GUARANTEE, dated as of September 15, 2006, made by each of the signatories hereto and each entity that may become a Guarantor (as defined below) as provided in Section 7.16, in favor of Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions (the “Lenders”) from time to time parties to the Third Amended and Restated Credit Agreement, dated as of the date hereof (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), among Peabody Energy Corporation, a Delaware corporation (the “Borrower”), the Lenders, Citibank, N.A., as syndication agent and the Administrative Agent. The Lenders and the Administrative Agent shall be referred to collectively herein as the “Credit Parties”.
W I T N E S S E T H:
        WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;
        WHEREAS, the Borrower is a member of an affiliated group of companies that includes each other Peabody Entity (as defined below);
        WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrower to make valuable transfers to one or more of the other Guarantors in connection with the operation of their respective businesses;
        WHEREAS, the Peabody Entities are engaged in related businesses, and each Guarantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement;
        WHEREAS, it is a condition precedent to (i) the obligation of the Original Lenders to amend and restate the Existing Credit Agreement and (ii) the obligation of the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement that the Guarantors shall have executed and delivered this Agreement to the Administrative Agent for the ratable benefit of the Lenders; and
        WHEREAS, this Agreement is made in amendment, restatement, modification and continuation of, but not in extinguishment of, the guarantee obligations of the Borrower and its Subsidiaries, created under the Guarantee and Collateral Agreement dated as of March 21, 2003, (the “Original Guarantee and Collateral Agreement”) among the Borrower, certain of its Subsidiaries and the Administrative Agent.
        NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Original Lenders to amend and restate the Existing Credit Agreement, to induce the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Guarantor hereby agrees with the Administrative Agent, for the ratable benefit of the holders of Obligations, as follows:
SECTION 1. DEFINED TERMS
        1.1 Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
    The following terms shall have the following meanings:
    “Agreement”: this Amended and Restated Guarantee, as the same may be amended, supplemented, restated or otherwise modified from time to time.
    “Borrower Obligations”: the collective reference to the unpaid principal of and interest on the Loans and L/C Obligations and all other obligations and liabilities of the Borrower (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and L/C Obligations and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Administrative Agent or any Lender, including any Swap Contract entered into by the Borrower or any of its Subsidiaries with any Lender or any affiliate thereof, or any Person that was a Lender or an affiliate thereof when such Swap Contract was entered into as counterparty, in each case, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, the other Loan Documents, or any Letter of Credit entered into by the Borrower or any Subsidiary of the Borrower with any Lender or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or the Lenders that are required to be paid by the Borrower pursuant to the terms of any of the foregoing agreements).
    “Collateral”: as defined in the Original Guarantee and Collateral Agreement.
    “Grantor”: each entity defined as a Grantor under the Original Guarantee and Collateral Agreement.
    “Guarantor”: each of the signatories hereto (other than the Administrative Agent) and each other entity that becomes a Guarantor hereunder pursuant to Section 7.16.
    “Guarantor Obligations”: with respect to any Guarantor, the collective reference to (i) the Borrower Obligations and (ii) all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement or any other Loan Document to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent and counsel to the Lenders that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document).
    “Obligations”: (i) in the case of the Borrower, the Borrower Obligations and (ii) in the case of each Guarantor, its Guarantor Obligations.
    “Peabody Entity”: the Borrower and each Guarantor.
        1.2 Other Definitional Provisions. (a) The words “hereof,” “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.
            (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.
SECTION 2. GUARANTEE
        2.1 Guarantee. (a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Credit Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations. It is understood and agreed that the Guarantee set forth herein constitutes a reaffirmation of the existing Guarantee previously set forth in the Original Guarantee and Collateral Agreement and that such Guarantee shall continue in full force and effect as modified hereby.
            (b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).
            (c) Each Guarantor agrees that the Borrower Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Credit Parties hereunder.
            (d) The guarantee contained in this Section 2 shall remain in full force and effect until all the Borrower Obligations and the obligations of each Guarantor under the guarantee contained in this Section 2 shall have been satisfied by payment in full, no Letter of Credit shall be outstanding and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrower may be free from any Borrower Obligations.
            (e) No payment made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by any Credit Party from the Borrower,

any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Borrower Obligations shall be deemed to reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Borrower Obligations or any payment received or collected from such Guarantor in respect of the Borrower Obligations), remain liable for the Borrower Obligations up to the maximum liability of such Guarantor hereunder until the Borrower Obligations are paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated.
        2.2 Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to the Credit Parties, and each Guarantor shall remain jointly and severally liable to the Credit Parties for the full amount guaranteed by such Guarantor hereunder.
        2.3 No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by any Credit Party, no Guarantor shall be entitled to be subrogated to any of the rights of any Credit Party against the Borrower or any Guarantor or any collateral security or guarantee or right of offset held by any Credit Party for the payment of the Borrower Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Credit Parties by the Borrower on account of the Borrower Obligations are paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Borrower Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Credit Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Borrower Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.
        2.4 Amendments, etc. with Respect to the Borrower Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations made by any Credit Party may be rescinded by such Credit Party and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by any Credit Party, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required

Lenders or all Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by any Credit Party for the payment of the Borrower Obligations may be sold, exchanged, waived, surrendered or released.
        2.5 Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by any Credit Party upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Borrower Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Credit Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Borrower Obligations. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment and performance without regard to (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any Credit Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower or any other Person against any Credit Party, (c) any acts of any legislative body or governmental authority affecting the Borrower, including but not limited to, any restrictions on the conversion of currency or repatriation or control of funds or any total or partial expropriation of the Borrower’s property, or by economic, political, regulatory or other events in the countries where the Borrower is located, or (d) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Borrower Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, any Credit Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other Guarantor or any other Person or against any guarantee for the Borrower Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any other Credit Party to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other Person or to realize upon any such guarantee or to exercise any such right of offset, or any release of the Borrower, any other Guarantor or any other Person or any such guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Credit Parties against any Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.
        2.6 Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations is rescinded or must otherwise be restored or returned by any Credit

Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.
        2.7 Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in the United States in U.S. Dollars in immediately available funds at the office of the Administrative Agent located at 100 Federal Street, MA5-100-11-02, Boston, MA 02110, or such other office as may be notified to the Guarantors by the Administrative Agent from time to time.
SECTION 3. RELEASE OF SECURITY INTEREST
        3.1 Release of Security Interest. As of the Effective Date, all Collateral referenced in the Original Guarantee and Collateral Agreement shall be released from any and all liens created thereby or under any other Security Document (as such term is defined in the Existing Credit Agreement), without delivery of any instrument or performance of any act by any party, and all rights to such Collateral shall revert to the Grantors. The Administrative Agent hereby authorizes each Grantor to file UCC-3 termination statements with respect to any UCC Financing Statements naming the Administrative Agent as secured party with respect to any of the Collateral. At the request and expense of the Grantors the Administrative Agent shall execute and deliver to the Grantors such further documents as the Grantors may reasonably request to evidence such release and termination, in each case without any representation, warranty or recourse to the Administrative Agent.
SECTION 4. REPRESENTATIONS AND WARRANTIES
        4.1 Representations in Credit Agreement. To induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Guarantor hereby represents and warrants to each Credit Party that the representations and warranties set forth in Section 5 of the Credit Agreement as they relate to such Guarantor or to the other Loan Documents to which such Guarantor is a party, each of which is hereby incorporated herein by reference, are true and correct, and the Credit Parties shall be entitled to rely on each of them as if they were fully set forth herein, provided that each reference in each such representation and warranty to the Borrower’s knowledge shall, for the purposes of this Section 4.1, be deemed to be a reference to such Guarantor’s knowledge.
SECTION 5. COVENANTS
            Each Guarantor covenants and agrees with the Credit Parties that, from and after the date of this Agreement until the Obligations shall have been paid in full, no Letter of Credit shall be outstanding and the Commitments shall have terminated:
        5.1 Covenants in Credit Agreement. Such Guarantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor.

SECTION 6. REMEDIAL PROVISIONS
        6.1 Application of Proceeds. The Administrative Agent may apply all or any part of any proceeds of the guarantee set forth in Section 2, to payment of the Borrower Obligations in such order as set forth in Section 8.02 of the Credit Agreement.
        6.2 Code and Other Remedies. If an Event of Default shall occur and be continuing, the Administrative Agent, on behalf of the Credit Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Borrower Obligations, all rights and remedies available to it under any applicable Loan Document or under any applicable law or in equity.
SECTION 7. MISCELLANEOUS
        7.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 10.01 of the Credit Agreement.
        7.2 Notices. All notices, requests and demands to or upon the Administrative Agent or any Guarantor hereunder shall be effected in the manner provided for in Section 10.02 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1.
        7.3 No Waiver by Course of Conduct; Cumulative Remedies. None of the Credit Parties shall by any act (except by a written instrument pursuant to Section 7.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of any Credit Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Credit Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Credit Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.
        7.4 Enforcement Expenses; Indemnification. (a) Each Guarantor agrees to pay or reimburse each Credit Party for all its costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Guarantor is a party, including, without limitation, the fees and disbursements of counsel to each Credit Party and of counsel to the Administrative Agent.
            (b) Each Guarantor agrees to pay, and to save the Credit Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to Section 10.04 of the Credit Agreement.

            (c) The agreements in this Section 7.4 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.
        7.5 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Credit Parties and their successors and assigns, and, with respect to Section 3, each Grantor and its successors and assigns; provided that no Guarantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.
        7.6 Set-Off. Each Guarantor hereby irrevocably authorizes each Credit Party at any time and from time to time pursuant to Section 10.08 of the Credit Agreement, without notice to such Guarantor or any other Guarantor, any such notice being expressly waived by each Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Credit Party to or for the credit or the account of such Guarantor, or any part thereof in such amounts as such Credit Party may elect, against and on account of the Obligations and liabilities of such Guarantor to such Credit Party hereunder then due and owing and claims of every nature and description of such Credit Party against such Guarantor then due and owing, in any currency, whether arising hereunder, under the Credit Agreement, any other Loan Document or otherwise, as such Credit Party may elect, whether or not such Credit Party has made any demand for payment and although such Obligations, liabilities and claims may be contingent or unmatured. Each Credit Party shall notify such Guarantor promptly of any such set-off and the application made by such Credit Party of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the each Credit Party under this Section 7.6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Credit Party may have.
        7.7 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
        7.8 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction with respect to any of the Guarantors shall, as to such jurisdiction and such Guarantor, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof with respect to such Guarantor or any of the other Guarantors, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction or with respect to any of the other Guarantors in any jurisdiction.
        7.9 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

        7.10 Integration. This Agreement and the other Loan Documents represent the agreement of the Guarantors and the Credit Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by any Credit Party relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.
        7.11 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
        7.12 Submission To Jurisdiction; Waivers. Each Guarantor hereby irrevocably and unconditionally:
    (a) submits for itself in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;
    (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;
    (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Guarantor at its address referred to in Section 6.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;
    (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and
    (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.
        7.13 Acknowledgements. Each Guarantor hereby acknowledges that:
    (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;
    (b) None of the Credit Parties has any fiduciary relationship with or duty to any Guarantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Guarantors, on the one hand, and the Credit Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

    (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Credit Parties or among the Guarantors and the Credit Parties.
        7.14 WAIVER OF JURY TRIAL. EACH GUARANTOR AND, BY ACCEPTANCE OF THE BENEFITS HEREOF, EACH OF THE CREDIT PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.
        7.15 Releases. At such time as the Obligations shall have been paid in full, the Commitments have been terminated and no Letters of Credit shall be outstanding, this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Guarantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party. At the request and sole expense of any Guarantor following any such termination, the Administrative Agent shall execute and deliver to such Guarantor such documents as such Guarantor shall reasonably request to evidence such termination.
        7.16 Additional Guarantors. Each Subsidiary of the Borrower that elects to become a party to this Agreement or is required to become a party to this Agreement pursuant to Section 6.12 of the Credit Agreement shall become a Guarantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.
        7.17 Foreign Currency. If the Administrative Agent so notifies a Guarantor in writing, at the Administrative Agent’s sole and absolute discretion, payments under this Guarantee shall be the U.S. Dollar equivalent of the Guaranteed Obligations or any portion thereof, determined as of the date payment is made. If any claim arising under or related to this Guarantee is reduced to judgment denominated in a currency (the “Judgment Currency”) other than the currencies in which the Guaranteed Obligations are denominated or the currencies payable hereunder (collectively the “Obligations Currency”), the judgment shall be for the equivalent in the Judgment Currency of the amount of the claim denominated in the Obligations Currency included in the judgment, determined as of the date of judgment. The equivalent of any Obligations Currency amount in any Judgment Currency shall be calculated at the spot rate for the purchase of the Obligations Currency with the Judgment Currency quoted by the Administrative Agent in the place of the Administrative Agent’s choice at or about 8:00 a.m. on the date for determination specified above. The Guarantor shall indemnify the Credit Parties and hold the Credit Parties harmless from and against all loss or damage resulting from any change in exchange rates between the date any claim is reduced to judgment and the date of payment thereof by the Guarantor or any failure of the amount of any such judgment to be calculated as provided in this paragraph.
        7.18 Conflict. In the event there is a conflict between the terms of this Agreement and the Credit Agreement, the Credit Agreement shall control.
[SIGNATURE PAGES TO FOLLOW]

        IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered as of the date first above written.

AFFINITY MINING COMPANY

AMERICAN LAND DEVELOPMENT, LLC

AMERICAN LAND HOLDINGS OF ILLINOIS, LLC

AMERICAN LAND HOLDINGS OF INDIANA, LLC

AMERICAN LAND HOLDINGS OF KENTUCKY, LLC

APPALACHIA MINE SERVICES, LLC

ARCLAR COMPANY, LLC

ARID OPERATIONS INC.

BEAVER DAM COAL COMPANY

BIG RIDGE, INC.

BIG SKY COAL COMPANY

BLACK BEAUTY COAL COMPANY

BLACK BEAUTY EQUIPMENT COMPANY

BLACK BEAUTY HOLDING COMPANY, LLC

BLACK BEAUTY RESOURCES, LLC

BLACK HILLS MINING COMPANY, LLC

BLACK STALLION COAL COMPANY, LLC

BLACK WALNUT COAL COMPANY

BLUEGRASS MINE SERVICES, LLC

BTU EMPIRE CORPORATION

BTU WESTERN RESOURCES, INC.

CABALLO COAL COMPANY

CENTRAL STATES COAL RESERVES OF ILLINOIS, LLC

CENTRAL STATES COAL RESERVES OF INDIANA, LLC

CENTRAL STATES COAL RESERVES OF KENTUCKY, LLC

CHARLES COAL COMPANY, LLC

CLEATON COAL COMPANY

COAL PROPERTIES, LLC

COAL RESERVE HOLDING LIMITED LIABILITY COMPANY NO. 1

COAL RESERVE HOLDING LIMITED LIABILITY COMPANY NO. 2

Signature Page to Guarantee

COALSALES II, LLC

COALSALES, LLC

COALTRADE INTERNATIONAL, LLC

COALTRADE, LLC

COLONY BAY COAL COMPANY

COLORADO COAL RESOURCES, LLC

COLORADO YAMPA COAL COMPANY

COOK MOUNTAIN COAL COMPANY, LLC

COTTONWOOD LAND COMPANY

COULTERVILLE COAL COMPANY, LLC

CYPRUS CREEK LAND COMPANY

DIXON MINING COMPANY, LLC

DODGE HILL HOLDING JV, LLC

DODGE HILL MINING COMPANY, LLC

DODGE HILL OF KENTUCKY, LLC

DYSON CREEK COAL COMPANY, LLC

EACC CAMPS, INC.

Signature Page to Guarantee

EASTERN ASSOCIATED COAL, LLC

EASTERN COAL COMPANY, LLC

EASTERN ROYALTY CORP.

FALCON COAL COMPANY

FORT ENERGY, LLC

GALLO FINANCE COMPANY

GOLD FIELDS CHILE, LLC

GOLD FIELDS MINING, LLC

GOLD FIELDS ORTIZ, LLC

GRAND EAGLE MINING, INC.

HAYDEN GULCH TERMINAL, INC.

HIGHLAND MINING COMPANY, LLC

HIGHWALL MINING SERVICES COMPANY

HILLSIDE MINING COMPANY

HMC MINING, LLC

INDEPENDENCE MATERIAL HANDLING, LLC

INDIAN HILL COMPANY

Signature Page to Guarantee

INTERIOR HOLDINGS, LLC

JAMES RIVER COAL TERMINAL, LLC

JARRELL’S BRANCH COAL COMPANY

JUNIPER COAL COMPANY

KAYENTA MOBILE HOME PARK, INC.

LOGAN FORK COAL COMPANY

MARTINKA COAL COMPANY, LLC

MIDCO SUPPLY AND EQUIPMENT CORPORATION

MIDWEST COAL ACQUISITION CORP.

MIDWEST COAL RESERVES OF ILLINOIS, LLC

MIDWEST COAL RESERVES OF INDIANA, LLC

MIDWEST COAL RESOURCES, LLC

MOUNTAIN VIEW COAL COMPANY, LLC

MUSTANG ENERGY COMPANY, L.L.C.

NEW MEXICO COAL RESOURCES, LLC

NORTH PAGE COAL CORP.

Signature Page to Guarantee

OHIO COUNTY COAL COMPANY

PATRIOT COAL COMPANY, L.P.

PATRIOT MIDWEST HOLDINGS, LLC

PDC PARTNERSHIP HOLDINGS, LLC

PEABODY AMERICA, INC.

PEABODY ARCHVEYOR, L.L.C.

PEABODY CARDINAL GASIFICATION, LLC

PEABODY COAL COMPANY, LLC

PEABODY DEVELOPMENT COMPANY, LLC

PEABODY ELECTRICITY, LLC

PEABODY ENERGY GENERATION HOLDINGS COMPANY

PEABODY ENERGY INVESTMENTS, INC.

PEABODY ENERGY SOLUTIONS, INC.

PEABODY HOLDING COMPANY, LLC

PEABODY INVESTMENTS CORP.

PEABODY NATURAL GAS, LLC

PEABODY NATURAL RESOURCES COMPANY

Signature Page to Guarantee

PEABODY POWERTREE INVESTMENTS, LLC

PEABODY RECREATIONAL LANDS, L.L.C.

PEABODY SOUTHWESTERN COAL COMPANY

PEABODY TERMINALS, LLC

PEABODY VENEZUELA COAL CORP.

PEABODY VENTURE FUND, LLC

PEABODY WESTERN COAL COMPANY

PEABODY-WATERSIDE DEVELOPMENT, L.L.C.

PEC EQUIPMENT COMPANY, LLC

PINE RIDGE COAL COMPANY, LLC

POINT PLEASANT DOCK COMPANY, LLC

POND CREEK LAND RESOURCES, LLC

POND RIVER LAND COMPANY

PORCUPINE PRODUCTION, LLC

PORCUPINE TRANSPORTATION, LLC

POWDER RIVER COAL, LLC

POWDER RIVER RESOURCES, LLC

Signature Page to Guarantee

PRAIRIE STATE GENERATING COMPANY, LLC

RANDOLPH LAND HOLDING COMPANY, LLC

RIVERS EDGE MINING, INC.

RIVERVIEW TERMINAL COMPANY

SCHOOL CREEK COAL COMPANY, LLC

SCHOOL CREEK COAL RESOURCES, LLC

SENECA COAL COMPANY

SENTRY MINING, LLC

SHOSHONE COAL CORPORATION

SNOWBERRY LAND COMPANY

STAR LAKE ENERGY COMPANY, L.L.C.

STERLING SMOKELESS COAL COMPANY, LLC

SUGAR CAMP PROPERTIES

THOROUGHBRED GENERATING COMPANY, LLC

THOROUGHBRED MINING COMPANY, L.L.C.

THOROUGHBRED, L.L.C.

Signature Page to Guarantee

TWENTYMILE COAL COMPANY

UNION COUNTY COAL COMPANY, LLC

WEST ROUNDUP RESOURCES, INC.

YANKEETOWN DOCK, LLC

By:	/s/ Walter L. Hawkins, Jr.
Name: Walter L. Hawkins, Jr.
Title: VP & Treasurer
[Additional Signature Page to Follow]

Signature Page to Guarantee

Accepted on behalf of the
Credit Parties as of the date first
above written

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Robert D. Valbona
Name: Robert D. Valbona
Title: Managing Director

Acknowledged and agreed:

PEABODY ENERGY CORPORATION,
a Delaware corporation

By:	/s/ Walter L. Hawkins, Jr.
Name: Walter L. Hawkins, Jr.
Title: VP & Treasurer

Signature Page to Guarantee

Schedule 1
NOTICE ADDRESSES OF GUARANTORS

Annex 1 to
Amended and Restated Guarantee
        ASSUMPTION AGREEMENT, dated as of                     , 20     , made by                                          , a                      [corporation] (the “Additional Guarantor”), in favor of Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions (the “Lenders”) parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement. The Lenders and the Administrative Agent shall be referred to collectively herein as the “Credit Parties”.
W I T N E S S E T H:
        WHEREAS, Peabody Energy Corporation, a Delaware corporation (the “Borrower”), the Lenders, Citibank, N.A., as syndication agent, and the Administrative Agent have entered into a Third Amended and Restated Credit Agreement, dated as of September 15, 2006, (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”);
        WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its Subsidiaries (other than the Additional Guarantor) have entered into the Amended and Restated Guarantee, dated as of September 15, 2006 (as amended, supplemented, restated or otherwise modified from time to time, the “Guarantee”) in favor of the Administrative Agent for the benefit of the Credit Parties;
        WHEREAS, the Credit Agreement requires the Additional Guarantor to become a party to the Guarantee; and
        WHEREAS, the Additional Guarantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee;
        NOW, THEREFORE, IT IS AGREED:
        1. Guarantee. By executing and delivering this Assumption Agreement, the Additional Guarantor, as provided in Section 7.16 of the Guarantee, hereby becomes a party to the Guarantee as a Guarantor thereunder with the same force and effect as if originally named therein as a Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedule 1 to the Guarantee. The Additional Guarantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.
        2. Governing Law. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

        IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GUARANTOR]

By:
Name:
Title: